UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): May 7, 2004

Granite Broadcasting Corporation
(Exact name of registrant as specified in its charter)

Commission File No. 0-19728

Delaware	13-3458782
(State or other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

767 Third Avenue, 34th Floor New York, New York 10017 (212) 826-2530
(Address, including Zip Code, and Telephone Number, including Area Code of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report.)

Item 5.             Other Events and Regulation FD Disclosure.

On May 7, 2004, Granite Broadcasting Corporation, a Delaware corporation (“Granite”), issued a press release announcing that it received a NASDAQ Staff Determination.  Granite’s press release announcing this information is attached as Exhibit 99 hereto and incorporated by reference herein in its entirety.

Item 7.             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99	Granite Broadcasting Corporation Press Release dated May 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE BROADCASTING CORPORATION

Dated: May 7, 2004	By:	/s/ Lawrence I. Wills
Lawrence I. Wills
Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99	Granite Broadcasting Corporation Press Release dated May 7, 2004